SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  September 24, 2001

                         MOLECULAR DIAGNOSTICS, INC.
              (FORMERLY KNOWN AS AMPERSAND MEDICAL CORPORATION)

             (Exact Name of Company as Specified in Its Charter)



             DELAWARE                 0-935          36-4296006
             --------                 -----          ----------

   (State or other Jurisdiction   (Commission       (IRS Employer
        of Incorporation)         File Number)  Identification Number)


                          414 NORTH ORLEANS STREET
                                  SUITE 510
                          CHICAGO, ILLINOIS  60610

            (Address and Zip Code of Principal Executive Offices)

                               (312) 222-9550

            (Registrant's telephone number, including area code)







   ITEM 5.   OTHER EVENTS.

             Effective September 25, 2001, Ampersand Medical Corporation (the "Company") changed its corporate name to "Molecular Diagnostics, Inc." The name change was effected by the merger of the Company's wholly-owned subsidiary, Molecular Diagnostics, Inc., with and into the Company. The Company has retained its Certificate of Incorporation (except as amended to reflect its new name), bylaws and capitalization.

   ITEM 7(C).     EXHIBITS.

             The following Exhibit is furnished in accordance with Item 601 of Regulation S-K:

             Exhibit 3.1         Certificate of Incorporation, as amended







                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MOLECULAR DIAGNOSTICS, INC.

                                 /s/Leonard R. Prange
                                 ----------------------------------
                                 Leonard R. Prange
                                 President and Secretary

   Date:     September 26, 2001







                                EXHIBIT INDEX

   Exhibit
   Number                        Description
   -------                       -----------

   3.1                           Certificate of Incorporation, as amended







                     CERTIFICATE OF OWNERSHIP AND MERGER

                                   MERGING

                         MOLECULAR DIAGNOSTICS, INC.

                                WITH AND INTO

                        AMPERSAND MEDICAL CORPORATION

                       Pursuant to Section  253 of the
             General Corporation of Law of the State of Delaware

        Ampersand Medical Corporation, a Delaware corporation (the "Company"), does hereby certify to the following facts relating to the merger (the "Merger") of Molecular Diagnostics, Inc., a Delaware corporation (the "Subsidiary"), with and into the Company, with the Company remaining as the surviving corporation under the name of Molecular Diagnostics, Inc.:

        FIRST: The Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the "DGCL"). The Subsidiary is incorporated pursuant to the DGCL.

        SECOND: The Company owns all of the outstanding shares of each class of capital stock of the Subsidiary.

        THIRD: The Board of Directors of the Company, by the following resolutions duly adopted on September 20, 2001, determined to merge the Subsidiary with and into the Company pursuant to Section 253 of the DGCL:

        WHEREAS, Ampersand Medical Corporation, a Delaware corporation (the "Company") owns all of the outstanding shares of the capital stock of Molecular Diagnostics, Inc., a Delaware corporation (the "Subsidiary"); and

        WHEREAS, the Board of Directors of the Company has deemed it advisable that the Subsidiary be merged with and into the Company pursuant to Section 253 of the General Corporation Law of the State of Delaware;

        NOW, THEREFORE, BE IT RESOLVED, that the Subsidiary be merged with and into the Company and the Company assume all the liabilities of the Subsidiary (the "Merger") as a reorganization pursuant to
   Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

        RESOLVED FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Company shall remain unchanged and continue to remain outstanding as one share of common stock of the Company, held by the person who was the holder of such share of common stock of the Company immediately prior to the Merger;







        RESOLVED FURTHER, that by virtue of the Merger and without any action on the part of the holder thereof, each then outstanding share of common stock of the Subsidiary shall be cancelled and no consideration shall be issued in respect thereof;

        RESOLVED FURTHER, that the certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the certificate of incorporation of the surviving corporation, except that Article First thereof shall be amended to read in its entirety as follows:

        FIRST: The name of the corporation is Molecular Diagnostics, Inc.

        RESOLVED FURTHER, that the proper officers of the Company be, and they hereby are, authorized to make, execute and acknowledge, in the name and under the corporate seal of the Company, a certificate of ownership and merger for the purpose of effecting the Merger and to file the same in the office of the Secretary of State of the State of Delaware, and to do all other acts and things that may be necessary to carry out and effectuate the purpose and intent of the resolutions relating to the Merger.

        FOURTH: The Company shall be the surviving corporation of the Merger. The name of the surviving corporation shall be amended in the Merger to be "Molecular Diagnostics, Inc."

        FIFTH: The certificate of incorporation of the Company as in effect immediately prior to the effective time of the Merger shall be the certificate of incorporation of the surviving corporation, except that Article First thereof shall be amended to read in its entirety as follows:

        FIRST: The name of the corporation is Molecular Diagnostics, Inc.

        SIXTH: The effective time and date of the Merger shall be 12:01 a.m., Eastern Time, on September 25, 2001.

        IN WITNESS WHEREOF, the Company has caused this Certificate of Ownership and Merger to be executed by its duly authorized officer this 20th day of September, 2001.

                                 By:  /s/ Leonard R. Prange
                                      --------------------------------
                                      Name:  Leonard R. Prange
                                      Office:  President and Secretary






                                    - 2 -







                        CERTIFICATE OF INCORPORATION
                                     OF
                        AMPERSAND MEDICAL CORPORATION


        THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

        FIRST:    The name of the Corporation is:  Ampersand Medical
   Corporation.

        SECOND:   The registered office of the Corporation is to be
   located at 1209 Orange Street, in the city of Wilmington, in the County of New Castle, in the State of Delaware, 19801. The name of its registered agent at that address is The Corporation Trust Company.

        THIRD:    The purpose of the Corporation is to engage in any
   lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

        FOURTH:   The total number of shares of stock which the
   Corporation is authorized to issue is Twenty Million (20,000,000) share of common stock, $.001 par value per share.

        FIFTH:    The name and address of the incorporator are as
   follows:

                  NAME                ADDRESS
                  -----               -------
             Gayle D. Grocke          55 East Monroe Street, Suite 4100
                                      Chicago, Illinois  60603

        SIXTH:    The following provisions are inserted for the
   management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        1. The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

        2. The Board of Directors shall have power without the assent or vote of the stockholders to make, alter, amend, change, add to or repeal the by-laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the time for the declaration and payment of dividends.







        3. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

        4. In addition to the powers and authorities herein or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

        SEVENTH:  The Corporation shall, to the full extent permitted by
   Section 145 of the Delaware General Corporation Law, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

        EIGHTH:   Whenever a compromise or arrangement is proposed
   between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of
   Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case my be, and also on this Corporation.

                                    - 2 -







        NINTH:    The personal liability of directors of the Corporation
   is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, but no such subsequent amendment or supplement shall, unless otherwise required by law, diminish the extent of personal liability eliminated hereby.

        TENTH:    The Corporation reserves the right to amend, alter,
   change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of December, 1998.

                                      /s/ Gayle D. Grocke
                                      ------------------------------
                                      Gayle D. Grocke, Incorporator

































                                    - 3 -







                   CERTIFICATE OF AMENDMENT OF CERTIFICATE
                     OF INCORPORATION BEFORE PAYMENT OF
                           ANY PART OF THE CAPITAL
                                     OF
                        AMPERSAND MEDICAL CORPORATION
                        -----------------------------

   It is hereby certified that:

        1. The name of the corporation (hereinafter called the "Corporation") is Ampersand Medical Corporation.

        2. The Corporation has not received any payment for any of its stock.

        3. The certificate of incorporation of the Corporation is hereby amended by striking out Article Fourth thereof any by substituting in lieu of said Article Fourth the following new Article
   Fourth:

        "FOURTH:  Authorized Stock.

        Section 4.1 The total number of shares of stock which the Corporation is authorized to issue is Thirty-Five Million
   (35,000,000), comprised of Thirty Million (30,000,000) shares of Common Stock, $.001 par value per share, and Five Million (5,000,000) of Preferred Stock, $.001 par value per share.

        Section 4.2 The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Section
   4.2 to adopt one or more resolutions to provide for the issuance from time to time in one or more series of any number of shares of Preferred Stock, up to a maximum of Five Million (5,000,000) shares, and to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series.

        4. The amendment of the certificate of incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 241 of the General Corporation Law of the State of Delaware, by the sole incorporator, no directors having been named in the certificate of incorporation and no directors having been elected.
   Signed on December 22, 1998.



                                      /s/ Gayle D. Grocke
                                      -----------------------------------
                                      Gayle D. Grocke, Sole Incorporator








                         CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION
                                     OF
                        AMPERSAND MEDICAL CORPORATION
                        -----------------------------

   It is hereby certified that:

        1. The name of the corporation (hereinafter called the "Corporation") is Ampersand Medical Corporation.

        2. The certificate of incorporation of the Corporation is hereby amended by striking out Article Fourth thereof any by substituting in lieu of said Article Fourth the following new Article
   Fourth:

        "FOURTH:  Authorized Stock.

        Section 4.1 The total number of shares of stock which the Corporation is authorized to issue is Fifty-Five Million (55,000,000), comprised of Fifty Million (50,000,000) shares of Common Stock, $.001 par value per share, and Five Million (5,000,000) of Preferred Stock, $.001 par value per share.

        Section 4.2 The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Section
   4.2 to adopt one or more resolutions to provide for the issuance from time to time in one or more series of any number of shares of Preferred Stock, up to a maximum of Five Million (5,000,000) shares, and to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series."

        3. The amendment of the certificate of incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware.

   Signed on April 29, 1999.

                                 BELL NATIONAL CORPORATION,
                                 the Sole Stockholder of the Corporation


                                 By:  /s/ Leonard R. Prange
                                      -----------------------------------
                                      Leonard R. Prange, President and
                                      Chief Financial Officer

                                 There being no officers appointed to the Corporation.







                     CERTIFICATE OF OWNERSHIP AND MERGER

                                     of

                          BELL NATIONAL CORPORATION

                         (a California corporation)

                                    into

                        AMERSAND MEDICAL CORPORATION

                          (a Delaware corporation)


   It is hereby certified that:

        1.   BELL NATIONAL CORPORATION (hereinafter called the
   "corporation") is a corporation of the State of California, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction.

        2. The corporation, as the owner of all of the outstanding shares of the stock of AMPERSAND MEDICAL CORPORATION, hereby merges itself into AMPERSAND MEDICAL CORPORATION, a corporation of the State of Delaware.

        3. The following is a copy of the resolutions adopted on the 29th day of April, 1999, by the Board of Directors of the corporation to merge the corporation into AMPERSAND MEDICAL CORPORATION, and a copy of the executed Agreement and Plan of Merger between the corporation and Ampersand Medical Corporation, the substantial form of which was attached to said resolutions:

        RESOLVED, that the Agreement and Plan of Merger between the Company and its wholly owned Delaware subsidiary Ampersand Medical Corporation ("Ampersand"), substantially in the form presented to the Board, providing for (i) the merger of the Company into Ampersand, with Ampersand as the surviving corporation, (ii) the continuance in force of the Certificate of Incorporation and By-laws of Ampersand as in effect immediately prior to the merger as the Certificate of Incorporation and By-laws of the surviving corporation, (iii) the directors and officers of the Company immediately before the merger to become the directors and officers of the surviving corporation, and (iv) a one-for-one conversion of the Common Stock, no par value, of the Company into Common Stock, $.001 par value, of Ampersand, be and hereby is expressly accepted, approved, authorized, ratified and adopted; and

        FURTHER RESOLVED, that the Company's officers be and hereby are authorized to make such changes to the Agreement and Plan of Merger as are necessary or appropriate to comply with law; and







        FURTHER RESOLVED, that the Company's officers be and hereby are authorized to execute and deliver the Agreement and Plan of Merger and to cause the Agreement and Plan of Merger to be filed, together with any other required documents, with the appropriate officials of the states of California and Delaware, in order to properly effect the purposes of the Agreement and Plan of Merger under the laws of those two states; and

        FURTHER RESOLVED, that the foregoing authority granted to the Company's officers shall be deemed to include the authority to perform such further acts as may be necessary, convenient or appropriate, in good-faith judgment of such officers, to carry out the transactions contemplated thereby and the purposes and the intents of this resolution, and that all acts previously performed by the officers or counsel for the Company prior to the date of this resolution are within the authority conferred hereby and are hereby ratified, confirmed and approved in all respects as the authorized acts and deeds of the Company.


                   [Agreement and Plan of Merger Follows]
































                                    - 2 -







                        AGREEMENT AND PLAN OF MERGER
                        OF BELL NATIONAL CORPORATION,
                          A CALIFORNIA CORPORATION
                                     AND
                       AMPERSAND MEDICAL CORPORATION,
                           A DELAWARE CORPORATION


        THIS AGREEMENT AND PLAN OF MERGER dated as of May 26, 1999 (the "Agreement") is between Bell National Corporation, a California corporation ("Bell National"), and Ampersand Medical Corporation, a Delaware corporation ("Ampersand"). Bell National and Ampersand are sometimes referred to herein as the "Constituent Corporations."

                                  RECITALS

   A. Bell National is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 12,000,000 shares, all of which are designated "Common Stock," no par value. As of May 26, 1999, 11,982,142 shares of Common Stock were issued and outstanding.

   B. Ampersand is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated "Common Stock," $.001 par value per share, and 5,000,000 of which are designated "Preferred Stock," $.001 par value per share. As of May 26, 1999, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Bell National.

   C. The Board of Directors of Bell National has determined that, for the purpose of effecting the reincorporation of Bell National in the State of Delaware, it is advisable and in the best interests of Bell National that Bell National merge with and into Ampersand upon the terms and conditions herein provided.

   D. The respective Boards of Directors of Bell National and Ampersand have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective security holders and executed by the undersigned officers.

   NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Bell National and Ampersand hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                 I.  MERGER

   1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Bell National shall be merged with and into Ampersand (the "Merger"), the separate existence of Bell National shall cease and Ampersand shall be, and is herein sometimes referred to as, the "Surviving Corporation", and the name of the Surviving Corporation shall be "Ampersand Medical Corporation."







   1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

        (a) This Agreement and the Merger shall have been adopted and approved by the security holders of each Constituent
             Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

        (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

        (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

        The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger"

   1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Bell National shall cease and Ampersand, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Bell National's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Bell National in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Ampersand as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Bell National in the same manner as if Ampersand had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

               II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

   2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Ampersand as in effect immediately prior to the Effective Date of the merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.
   2.2 BY-LAWS. The By-laws of Ampersand as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the By-laws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

   2.3 DIRECTORS AND OFFICERS. The directors and officers of Bell National immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the By-laws of the Surviving Corporation.

                  III.  MANNER OF CONVERSION OF SECURITIES

   3.1 BELL NATIONAL COMMON SHARES. Upon the Effective Date of the Merger, each share of Bell National Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

   3.2  BELL NATIONAL WARRANTS AND OTHER SECURITIES CONVERTIBLE INTO
   COMMON STOCK.

        (a) Upon the Effective Date of the Merger, each outstanding and unexercised warrant or other right to purchase Bell National Common Stock ("Right") and each security convertible into Bell National Common Stock ("Convertible Security") shall become, subject to the provisions in paragraph (c) hereof, a warrant or other right to purchase the Surviving Corporation's Common Stock, or a security convertible into the Surviving Corporation's Common Stock, as the case may be, on the basis of one share of the Surviving Corporation's Common Stock for each share of Bell National Common Stock, issuable pursuant to any such Right or Convertible Security, on the same terms and conditions and at an exercise price or conversion price equal to the exercise price or conversion price applicable to any such Bell National Right or Convertible Security at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to Bell National Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.

        (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise or conversion of the Rights or Convertible Securities equal to the number of shares of Bell National Common Stock issuable pursuant to Rights or Convertible Securities immediately prior to the Effective Date of the Merger.

        (c) Ampersand shall assume the due and punctual observance and performance of the covenants and conditions to be performed and observed by Bell National under any agreements in effect at the Effective Date of the Merger providing for stock appreciation rights respecting Bell National Common Stock, including any provisions in any such agreements providing for adjustment in connection with transactions such as the Merger in the number and kind of securities the value of which determines any amount payable upon exercise of such stock appreciation rights and in the kind of securities which may be delivered in satisfaction of any such amount payable.

   3.3 AMPERSAND COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value per share, of Ampersand issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Ampersand, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

   3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Bell National Common Stock will be entitled to surrender the same for cancellation to the stock transfer agent of the Surviving Corporation, Continental Stock Transfer & Trust Company (the "Transfer Agent"), and each such surrendering holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Bell National Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Bell National Common Stock were converted in the Merger.
   The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Bell National so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

   If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Transfer Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                IV.  GENERAL

   4.1 COVENANTS OF AMPERSAND. Ampersand covenants and agrees that it will, upon or before the effectiveness of the Merger in California:

        (a) File any and all documents with the California Franchise Tax Board necessary for the assumption by Ampersand of all of the franchise tax liabilities of Bell National.

        (b) Take such other actions as may be required by the California General Corporation Law.

   4.2 FURTHER ASSURANCES. From time to time, as and when required by Ampersand or by its successors or assigns, there shall be executed and delivered on behalf of Bell National such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Ampersand the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Bell National and otherwise to carry out the purposes of this Agreement, and the officers and directors of Ampersand are fully authorized in the name and on behalf of Bell National or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

   4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Bell National or Ampersand, or both, notwithstanding the approval of this Agreement by the shareholders of Bell National or the sole stockholder of Ampersand, or both.

   4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the security holders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property, or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

   4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of' Delaware is 1209 Orange Street,
   Wilmington, County of New Castle, Delaware 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

   4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 900 North Franklin Street, Suite 210, Chicago, Illinois 60610, and copies thereof will be furnished to any security holder of either Constituent Corporation, upon request and without cost.

   4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

   4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                          [Signature Page Follows]

   IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Boards of Directors and security holders of Bell National and Ampersand, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

             BELL NATIONAL CORPORATION, a California corporation

             By:  /s/ Leonard R. Prange
                  -----------------------------------------------

             Its: President
                  -----------------------------------------------

   ATTEST:

   /s/ Peter P. Gombrich
   -----------------------------------


             AMPERSAND MEDICAL CORPORATION, a Delaware corporation

             By:  /s/ Leonard R. Prange
                  -----------------------------------------------

             Its; President
                  -----------------------------------------------


   ATTEST:

   /s/ Peter P. Gombrich
   -----------------------------------







   4. The proposed merger herein certified has been adopted, approved, certified, executed, and acknowledged by the corporation in accordance with the laws under which it is organized.

   Signed on May 26, 1999

                            BELL NATIONAL CORPORATION


                            By:  /s/ Leonard R. Prange
                                 -------------------------------------
                                 Leonard R. Prange
                                 President and Chief Financial Officer







                   CERTIFICATE OF DESIGNATION, PREFERENCES
                     AND RIGHTS OF SERIES A CONVERTIBLE
                               PREFERRED STOCK

                                     OF


                        AMPERSAND MEDICAL CORPORATION


        RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of its Certificate of Incorporation, as amended, there be, and hereby is, created out of the class of 5,000,000 shares of Preferred Stock of the Company authorized in Section 4.1 of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Company with the following voting powers, designation, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

        1.   DESIGNATION AND NUMBER OF SHARES.

        590,197 shares of Preferred Stock are hereby designated as Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock").

        2. DIVIDENDS. The Series A Preferred Stock shall not bear any dividend.

        3.   REDEMPTION.    The Series A Preferred Stock shall not be
   redeemable.

        4.   LIQUIDATION

        Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary ("Liquidation"), the holders of record of the shares of the Series A Preferred Stock shall be entitled to receive, before and in preference to any distribution or payment of assets of the Company or the proceeds thereof that may be made or set apart for the holders of Common Stock or any other security junior to the Series A Preferred Stock in respect of distributions upon Liquidation out of the assets of the Company legally available for distribution to its stockholders, an amount in cash equal to $4.50 per share (the "Stated Value") on the date fixed for distribution of assets of the Company (the "Liquidation Preference"). If, upon such Liquidation, the assets of the Company available for distribution to the holders of Series A Preferred Stock and any other series of Preferred Stock then outstanding ranking in parity with the Series A Preferred Stock upon Liquidation (the "Parity Stock") shall be insufficient to permit payment in full to the holders of the Series A Preferred Stock and the Parity Stock, then the entire assets and funds of the Company legally available for distribution to such holders shall be distributed ratably among the holders of the Series A Preferred Stock and the Parity Stock based upon the relative amounts that would have been payable to the holders of each series of Preferred Stock had there been sufficient assets and funds to make full payment of the respective amounts due to such holders. By way of illustration only, if 1,000,000 shares of Series A Preferred Stock were issued and outstanding, and the Stated Value was $4.50 per share, the aggregate Liquidation Preference of such shares would be $4,500,000. If 1,000,000 shares of Parity Stock were also issued and outstanding at the same time, and the Stated Value was $2.00 per share, the aggregate Liquidation Preference of such shares would be $2,000,000. The Liquidation Preference of each of the two series of Preferred Stock would then be added together (i.e., $4,500,000 plus $2,000,000 = $6,500,000) and the result would be divided into the Liquidation Preference of each of the two series of Preferred Stock to determine the relative percentage of the total assets and funds of the Company that would be the aggregate Liquidation Preference of each series. The aggregate Liquidation Preference of each series would then be divided by the number of issued and outstanding shares of such series in order to determine the per share Liquidation Preference. A merger or consolidation shall be considered a Liquidation unless the holders of the Series A Preferred Stock receive securities of the surviving corporation having rights substantially similar to the rights of the Series A Preferred Stock and the stockholders of the Company immediately prior to such transaction become the holders of at least a majority in interest of the voting securities of the surviving corporation immediately thereafter. Notwithstanding Section 7 hereof, such provision may be waived in writing by a majority in interest of the holders of the then outstanding shares of Series A Preferred Stock.

        5. OTHER SERIES OF PREFERRED STOCK. The Company may issue, at any time and from time to time, without the consent of the holders of the Series A Preferred Stock, other series of Preferred Stock.

        6.   CONVERSION RIGHTS.

             Each holder of record of shares of the Series A Preferred Stock shall have the right to convert all or any part of such holder's shares of Series A Preferred Stock into Common Stock as follows:

             (A) Each share of the Series A Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time after the date of issuance, at the office of any transfer agent for the Series A Preferred Stock, or if there is none, then at the office of the transfer agent for the Common Stock, or if there is no such transfer agent, at the principal executive office of the Company, into that number of shares of Common Stock of the Company equal to the Stated Value divided by the conversion price in effect at the time of conversion (the "Conversion Price"). The Conversion Price shall
   initially be $10.3034.   The number of shares of Common Stock into
   which each share of Series A Preferred Stock is convertible is hereinafter collectively referred to as the "Conversion Rate."

             (B) During the three (3) year period commencing on March 1, 2001, if the then current market price of the Company's Common Stock (as determined in accordance with Paragraph 6(G)(ii) hereof) equals or exceeds $13.50, each share of Series A Preferred Stock then outstanding shall, at the option of the Company, upon giving twenty
   (20) days' prior written notice to each holder of record, by virtue of such condition, and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock into which the Series A Preferred Stock would then be converted at the then effective Conversion Rate.

             (C) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, or accompanied by a duly executed stock power, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Company at its principal corporate office, of the election to convert the same. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.

             (D) All shares of Common Stock that may be issued upon conversion of the Series A Preferred Stock will, upon issuance, be duly issued, fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof. At all times that any shares of Series A Preferred Stock are issued and outstanding, the Company shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Series A Preferred Stock, a sufficient number of shares of Common Stock to provide for the conversion of all issued and outstanding shares of Series A Preferred Stock at the then effective Conversion Rate.

             (E) The Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) In case the Company shall (a) issue Common Stock as a dividend or distribution on any class of the capital stock of the Company, (b) split or otherwise subdivide its outstanding Common Stock, (c) combine the outstanding Common Stock into a smaller number of shares, or (d) issue by reclassification of its Common Stock (except in the case of a merger, consolidation or sale of all or substantially all of the assets of the Company as set forth in Paragraph 6(E)(ii) hereof) any shares of the capital stock of the Company, the Conversion Price in effect on the record date for any stock dividend or the effective date of any such other event shall be increased (or decreased in the case of a reverse stock split) so that the holder of each share of the Series A Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the number of shares of Common Stock or other capital stock that it would own or be entitled to receive immediately after the happening of any of the events mentioned above had such share of the Series A Preferred Stock been converted immediately prior to the close of business on such record date or effective date. The adjustments herein provided shall become effective immediately following the record date for any such stock dividend or the effective date of any such other events. There shall be no reduction in the Conversion Price in the event that the Company pays a cash dividend.

                  (ii) In case of any reclassification or similar change of outstanding shares of Common Stock of the Company, or in case of the consolidation or merger of the Company with another corporation, or the conveyance of all or substantially all of the assets of the Company in a transaction in which holders of the Common Stock receive shares of stock or other property, including cash, each share of the Series A Preferred Stock shall, after such event and subject to the other rights of the Series A Preferred Stock as set forth elsewhere herein, be convertible only into the number of shares of stock or other securities or property, including cash, to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of the Series A Preferred Stock would have been entitled to upon such reclassification, change, consolidation, merger or conveyance had such share been converted immediately prior to the effective date of such event.

                  (iii) No adjustment in the Conversion Price or the number of shares of Common Stock into which a share of Series A Preferred Stock may be converted shall be required unless such adjustment (plus any adjustments not previously made by reason of this subparagraph (iii)) would require an increase or decrease of at least 1-1/2% in the number of shares of Common Stock into which each share of the Series A Preferred Stock is then convertible; provided, however, that any adjustments that are not required to be made by reason of this subparagraph (iii) shall be carried forward and taken into account in any subsequent adjustment. All calculations and adjustments shall be made to the nearest cent or to the nearest
   1/100th of a share, as the case may be.

                  (iv) After each adjustment of the Conversion Price, the Company shall promptly prepare a certificate signed by its Chairman or Chief Financial Officer and a Secretary or Assistant Secretary setting forth the Conversion Price as so adjusted, the number of shares of Common Stock into which the Series A Preferred Stock may be converted, and a statement of the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent, if any, for the Series A Preferred Stock, and the Company shall cause a copy of such statement to be sent by ordinary first class mail to each holder of record of Series A Preferred Stock.

             (F) The Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of the Series A Preferred Stock from time to time outstanding. The Company shall from time to time in accordance with Delaware law take all steps necessary to increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of the Series A Preferred Stock.

             (G) (i) No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series A Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Company shall pay cash, equal to such fraction multiplied by the then current market price per share of the Common Stock (as determined in accordance with the provisions of Paragraph 6(G)(ii) hereof) on the date of conversion.

                  (ii) For the purposes of any computation under this Paragraph 6, the current market price per share of Common Stock on any date shall be deemed to be the average of the closing prices for the twenty (20) consecutive trading days commencing forty-five (45) business days before the day in question. The closing price for each day shall be the last reported sales price regular way, or, in case no sale takes place on such day, the average of the closing high bid and low asked prices regular way, in either case (a) as officially quoted on the principal United States market for the Common Stock, as determined by the Board of Directors of the Company, or b) if, in the reasonable judgment of the Board of Directors of the Company, there exists no principal United States market for the Common Stock, then as reasonably determined by the Board of Directors of the Company.

             (H) The Company will pay any taxes that may be payable with respect to any issuance or delivery of shares of Common Stock upon conversion of shares of the Series A Preferred Stock. However, the Company shall not be required to pay any tax that may be payable with respect to any transfer of any shares of the Series A Preferred Stock or any shares of Common Stock issued as a consequence of a conversion hereunder, and no such transfer shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid or that no such tax is payable..

             (I) The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

             (J) For purposes of this Paragraph 6, any and all conversions shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series A Preferred Stock to be converted, and the former holder of such shares of Series A Preferred Stock, or such holder's designee, shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

        7. VOTING RIGHTS. The holders of the Series A Preferred Stock shall have no right to vote for any purpose, except as specifically required by the General Corporation Law of the State of Delaware and except as follows:

             (A) So long as any shares of the Series A Preferred Stock remain outstanding, the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as one class together with any other series of the Company's Preferred Stock then entitled to vote on such matter, regardless of series, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Certificate of Designation, Preferences and Rights or the Certificate of Incorporation of the Company in a manner which would alter or change the powers, preferences or rights of the Series A Preferred Stock so as to adversely affect the Series A Preferred Stock.
   However, in case the Series A Preferred Stock would be affected by any action referred to in this Paragraph 7(A) in a different manner than any other series of Preferred Stock then outstanding, the holders of the shares of the Series A Preferred Stock shall be entitled to vote as a single and separate class, and the Company shall not take such action without the affirmative vote, as above provided, of at least a majority of the total number of shares of the Series A Preferred Stock then outstanding, in addition to or as a specific part of the consent or affirmative vote hereinabove otherwise required.

             (B) Each share of the Series A Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series A Preferred Stock, as set forth above. However, if the Series A Preferred Stock is entitled to vote together with the holders of Common Stock as one class, then each share of Series A Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of whole shares of Common Stock into which each such share of Series A Preferred Stock is then convertible, calculated to the nearest whole share.

        8.   MISCELLANEOUS.

             (A) All shares of the Series A Preferred Stock purchased or otherwise acquired by the Company or surrendered to it for conversion into Common Stock as provided above shall be cancelled and shall be restored to the status of authorized but unissued Preferred Stock of the Company.

             (B) There shall be no sinking fund with respect to the Series A Preferred Stock.

             (C) The shares of the Series A Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Designation, Preferences and Rights and in the Certificate of Incorporation of the Company, as amended.

             (D)  The holders of record of shares of the Series A
   Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the Common Stock, sent by regular U.S. mail to such holder's address as set forth in the records of the registrar for the Series A Preferred Stock.

             IN WITNESS WHEREOF, Ampersand Medical Corporation, has caused this Certificate to be signed by Peter P. Gombrich, its Chairman of the Board and Chief Executive Officer, on February 5, 2001, and such person hereby affirms under penalty of perjury that this Certificate is the act and deed of Ampersand Medical Corporation and that the facts stated herein are true and correct.


                       V.  AMPERSAND MEDICAL CORPORATION


                            By:  /s/ Peter P. Gombrich
                                 ---------------------------------------
                                 Peter P. Gombrich, Chairman of the Board
                                 and Chief Executive Officer

                   CERTIFICATE OF DESIGNATION, PREFERENCES
                     AND RIGHTS OF SERIES B CONVERTIBLE
                               PREFERRED STOCK

                                     OF

                        AMPERSAND MEDICAL CORPORATION


             RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of its Certificate of Incorporation, as amended, there be, and hereby is, created out of the class of 5,000,000 shares of Preferred Stock of the Company authorized in Section 4.1 of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Company with the following voting powers, designation, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

             1.   DESIGNATION AND NUMBER OF SHARES.

                  1,500,000 shares of Preferred Stock are hereby designated as Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock").

             2.   DIVIDENDS.

                  (A) The rate of dividend payable upon Series B Preferred Stock shall be 10% per share per annum. Dividends on such shares shall be cumulative from and after February ____, 2001. The "stated value" of each share of Series B Preferred Stock payable in accordance with the provisions of Section 4 in the event of the voluntary liquidation, dissolution or winding up of the Company shall be $4.00 plus the amount of all dividends accumulated and unpaid thereon.

                  (B) The holders of shares of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate fixed in this Section 2, and no more, payable in equal quarterly installments on the last day of March, June, September and December in each year. No dividend on the Series B Preferred Stock for any quarterly dividend period shall be paid or declared and set apart for payment unless full cumulative dividends for all prior quarterly dividend periods on the Series B Preferred Stock then outstanding shall have been or shall be concurrently therewith paid or declared and set apart for payment.

                  (C) If and so along as any Series B Preferred Stock shall be outstanding, the Company shall not declare any dividends on its Common Stock or on any other stock junior to the Series B Preferred Stock, except dividends payable in shares of stock of the Company of any class junior to the Preferred Stock, or redeem or purchase or permit any subsidiary to purchase any shares of Common Stock or of such junior stock of the Company, or make any distributions of cash or property among the holders of its Common Stock or of such junior stock by the reduction of capital stock or otherwise, if any dividends on the Series A Preferred Stock are then in arrears.

                  (D) After full cumulative dividends on the Series B Preferred Stock then outstanding shall have been paid or declared and set apart for payment for all past quarterly dividend periods, and after or concurrently with the payment or the declaration and setting apart for payment of the full dividends on the Series B Preferred Stock then outstanding to the end of the currently quarterly dividend period, then, and not otherwise, cash dividends may (but only when determined by the Board of Directors) be paid or declared and set apart for payment on the Common Stock and any other class of stock of the Company junior to the Series B Preferred Stock as to dividends, to the exclusion of the holders of the Series B Preferred Stock, subject, however to the provisions of this Section.

             3.   REDEMPTION.    The Series B Preferred Stock shall not
   be redeemable.

             4.   LIQUIDATION

                  Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary ("Liquidation"), the holders of record of the shares of the Series B Preferred Stock shall be entitled to receive, before and in preference to any distribution or payment of assets of the Company or the proceeds thereof that may be made or set apart for the holders of Common Stock or any other security junior to the Series B Preferred Stock in respect of distributions upon Liquidation out of the assets of the Company legally available for distribution to its stockholders, an amount in cash equal to the Stated Value on the date fixed for distribution of assets of the Company (the "Liquidation Preference"). If, upon such Liquidation, the assets of the Company available for distribution to the holders of Series B Preferred Stock and any other series of Preferred Stock then outstanding ranking in parity with the Series B Preferred Stock upon Liquidation (the "Parity Stock") shall be insufficient to permit payment in full to the holders of the Series B Preferred Stock and the Parity Stock, then the entire assets and funds of the Company legally available for distribution to such holders shall be distributed ratably among the holders of the Series B Preferred Stock and the Parity Stock based upon the relative amounts that would have been payable to the holders of each series of Preferred Stock had there been sufficient assets and funds to make full payment of the respective amounts due to such holders. The Series B Preferred Stock shall rank equally and in parity with the Company's Series A Convertible Preferred Stock with respect to liquidation rights. By way of illustration only, if 1,000,000 shares of Series B Preferred Stock were issued and outstanding, and the Stated Value was $4.00 per share, the aggregate Liquidation Preference of such shares would be $4,000,000. If 1,000,000 shares of Parity

   Stock were also issued and outstanding at the same time, and the Stated Value was $2.00 per share, the aggregate Liquidation Preference of such shares would be $2,000,000. The Liquidation Preference of each of the two series of Preferred Stock would then be added together (i.e., $4,000,000 plus $2,000,000 = $6,000,000) and the result would be divided into the Liquidation Preference of each of the two series of Preferred Stock to determine the relative percentage of the total assets and funds of the Company that would be the aggregate Liquidation Preference of each series. The aggregate Liquidation Preference of each series would then be divided by the number of issued and outstanding shares of such series in order to determine the per share Liquidation Preference. A merger or consolidation shall be considered a Liquidation unless the holders of the Series B Preferred Stock receive securities of the surviving corporation having rights substantially similar to the rights of the Series B Preferred Stock and the stockholders of the Company immediately prior to such transaction become the holders of at least a majority in interest of the voting securities of the surviving corporation immediately thereafter. Notwithstanding Section 7 hereof, such provision may be waived in writing by a majority in interest of the holders of the then outstanding shares of Series B Preferred Stock.

             5. OTHER SERIES OF PREFERRED STOCK. The Company may issue, at any time and from time to time, without the consent of the holders of the Series B Preferred Stock, other series of Preferred Stock.

             6.   CONVERSION RIGHTS.

                  Each holder of record of shares of the Series B
   Preferred Stock shall have the right to convert all or any part of such holder's shares of Series B Preferred Stock into Common Stock as follows:

                  (A) Each share of the Series B Preferred Stock shall be convertible, at the option of the respective holders thereof, at any time after the date of issuance, at the office of any transfer agent for the Series B Preferred Stock, or if there is none, then at the office of the transfer agent for the Common Stock, or if there is no such transfer agent, at the principal executive office of the Company, into that number of shares of Common Stock of the Company equal to the Stated Value divided by the conversion price in effect at the time of conversion (the "Conversion Price"). The Conversion Price
   shall initially be $1.00.   The number of shares of Common Stock into
   which each share of Series B Preferred Stock is convertible is hereinafter collectively referred to as the "Conversion Rate."

                  (B) If the then current market price of the Company's Common Stock (as determined in accordance with Paragraph 6(G)(ii) hereof) equals or exceeds $4.00 per share for any forty (40) consecutive trading days, each share of Series B Preferred Stock then outstanding shall, at the option of the Company, upon giving twenty

   (20) days' prior written notice to each holder of record, by virtue of such condition, and without any action on the part of the holder thereof, be deemed automatically converted into that number of shares of Common Stock into which the Series B Preferred Stock would then be converted at the then effective Conversion Rate.

                  (C) Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, or accompanied by a duly executed stock power, at the office of the Company or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Company at its principal corporate office, of the election to convert the same. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with payment in an amount equal to all accrued dividends with respect to each share of Series B Preferred Stock converted, which have not been paid prior thereto; provided, however, if for any reason the Company does not pay any portion of the accrued dividends on Class B Preferred Stock being converted, such portion of the unpaid dividends may, at the Company's option, be converted into an additional number of shares of Common Stock determined by dividing the amount of the unpaid dividends to be applied for such purpose, by the Conversion Price then in effect.

                  (D) All shares of Common Stock that may be issued upon conversion of the Series B Preferred Stock will, upon issuance, be duly issued, fully paid and nonassessable, and free from all taxes, liens, and charges with respect to the issuance thereof. At all times that any shares of Series B Preferred Stock are issued and outstanding, the Company shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Series B Preferred Stock, a sufficient number of shares of Common Stock to provide for the conversion of all issued and outstanding shares of Series B Preferred Stock at the then effective Conversion Rate.

                  (E) The Conversion Price shall be subject to adjustment from time to time as follows:

                       (i) In case the Company shall (a) issue Common Stock as a dividend or distribution on any class of the capital stock of the Company, (b) split or otherwise subdivide its outstanding Common Stock, (c) combine the outstanding Common Stock into a smaller number of shares, or (d) issue by reclassification of its Common Stock (except in the case of a merger, consolidation or sale of all or substantially all of the assets of the Company as set forth in Paragraph 6(E)(ii) hereof) any shares of the capital stock of the Company, the Conversion Price in effect on the record date for any stock dividend or the effective date of any such other event shall be increased (or decreased in the case of a reverse stock split) so that the holder of each share of the Series B Preferred Stock shall thereafter be entitled to receive, upon the conversion of such share, the number of shares of Common Stock or other capital stock that it would own or be entitled to receive immediately after the happening of any of the events mentioned above had such share of the Series B Preferred Stock been converted immediately prior to the close of business on such record date or effective date. The adjustments herein provided shall become effective immediately following the record date for any such stock dividend or the effective date of any such other events. There shall be no reduction in the Conversion Price in the event that the Company pays a cash dividend.

                       (ii) In case of any reclassification or similar change of outstanding shares of Common Stock of the Company, or in case of the consolidation or merger of the Company with another corporation, or the conveyance of all or substantially all of the assets of the Company in a transaction in which holders of the Common Stock receive shares of stock or other property, including cash, each share of the Series B Preferred Stock shall, after such event and subject to the other rights of the Series B Preferred Stock as set forth elsewhere herein, be convertible only into the number of shares of stock or other securities or property, including cash, to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such shares of the Series B Preferred Stock would have been entitled to upon such reclassification, change, consolidation, merger or conveyance had such share been converted immediately prior to the effective date of such event.

                       (iii) No adjustment in the Conversion Price or the number of shares of Common Stock into which a share of Series B Preferred Stock may be converted shall be required unless such adjustment (plus any adjustments not previously made by reason of this subparagraph (iii)) would require an increase or decrease of at least 1-1/2% in the number of shares of Common Stock into which each share of the Series B Preferred Stock is then convertible; provided, however, that any adjustments that are not required to be made by reason of this subparagraph (iii) shall be carried forward and taken into account in any subsequent adjustment. All calculations and adjustments shall be made to the nearest cent or to the nearest
   1/100th of a share, as the case may be.

                       (iv) After each adjustment of the Conversion Price, the Company shall promptly prepare a certificate signed by its Chairman or Chief Financial Officer and a Secretary or Assistant Secretary setting forth the Conversion Price as so adjusted, the number of shares of Common Stock into which the Series B Preferred Stock may be converted, and a statement of the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent, if any, for the Series B Preferred Stock, and the Company shall cause a copy of such statement to be sent by ordinary first class mail to each holder of record of Series B Preferred Stock.

                       (F) The Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of the Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all shares of the Series B Preferred Stock from time to time outstanding. The Company shall from time to time in accordance with Delaware law take all steps necessary to increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of the Series B Preferred Stock.

                       (G)  (i)  No fractional shares or scrip
   representing fractional shares of Common Stock shall be issued upon the conversion of the Series B Preferred Stock. In lieu of any fractional shares to which a holder would otherwise be entitled, the Company shall pay cash, equal to such fraction multiplied by the then current market price per share of the Common Stock (as determined in accordance with the provisions of Paragraph 6(G)(ii) hereof) on the date of conversion.

                            (ii) For the purposes of any computation
   under this Paragraph 6, the current market price per share of Common Stock on any trading day shall be deemed to be the closing price of such share for such trading day. The closing price for each trading day shall be the last reported sales price regular way, or, in case no sale takes place on such day, the average of the closing high bid and low asked prices regular way, in either case (a) as officially quoted on the principal United States market for the Common Stock, as determined by the Board of Directors of the Company, or b) if, in the reasonable judgment of the Board of Directors of the Company, there exists no principal United States market for the Common Stock, then as reasonably determined by the Board of Directors of the Company.

                       (H) The Company will pay any taxes that may be payable with respect to any issuance or delivery of shares of Common Stock upon conversion of shares of the Series B Preferred Stock. However, the Company shall not be required to pay any tax that may be payable with respect to any transfer of any shares of the Series B Preferred Stock or any shares of Common Stock issued as a consequence of a conversion hereunder, and no such transfer shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid or that no such tax is payable.

                       (I) The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

                       (J) For purposes of this Paragraph 6, any and all conversions shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Series B Preferred Stock to be converted, and the former holder of such shares of Series B Preferred Stock, or such holder's designee, shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  7. VOTING RIGHTS. The holders of the Series B Preferred Stock shall have no right to vote for any purpose, except as specifically required by the General Corporation Law of the State of Delaware and except as follows:

                       (A)  So long as any shares of the Series B
   Preferred Stock remain outstanding, the affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, voting as one class together with any other series of the Company's Preferred Stock then entitled to vote on such matter, regardless of series, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Certificate of Designation, Preferences and Rights or the Certificate of Incorporation of the Company in a manner which would alter or change the powers, preferences or rights of the Series B Preferred Stock so as to adversely affect the Series B Preferred Stock. However, in case the Series B Preferred Stock would be affected by any action referred to in this Paragraph 7(A) in a different manner than any other series of Preferred Stock then outstanding, the holders of the shares of the Series B Preferred Stock shall be entitled to vote as a single and separate class, and the Company shall not take such action without the affirmative vote, as above provided, of at least a majority of the total number of shares of the Series B Preferred Stock then outstanding, in addition to or as a specific part of the consent or affirmative vote hereinabove otherwise required.

                       (B) Each share of the Series B Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series B Preferred Stock, as set forth above. However, if the Series B Preferred Stock is entitled to vote together with the holders of Common Stock as one class, then each share of Series B Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of whole shares of Common Stock into which each such share of Series B Preferred Stock is then convertible, calculated to the nearest whole share.

                  8.   MISCELLANEOUS.

                       (A) All shares of the Series B Preferred Stock purchased or otherwise acquired by the Company or surrendered to it for conversion into Common Stock as provided above shall be cancelled and shall be restored to the status of authorized but unissued
   Preferred Stock of the Company.

                       (B) There shall be no sinking fund with respect to the Series B Preferred Stock.

                       (C) The shares of the Series B Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Designation, Preferences and Rights and in the Certificate of Incorporation of the Company, as amended.

                       (D) The holders of record of shares of the Series B Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the Common Stock, sent by regular U.S. mail to such holder's address as set forth in the records of the registrar for the Series B Preferred Stock.

             IN WITNESS WHEREOF, Ampersand Medical Corporation. has caused this Certificate to be signed by Peter P. Gombrich, its Chairman of the Board and Chief Executive Officer, on February 5, 2001, and such person hereby affirms under penalty of perjury that this Certificate is the act and deed of Ampersand Medical Corporation and that the facts stated herein are true and correct.



                  VI.  AMPERSAND MEDICAL CORPORATION




                       By:  /s/ Peter P. Gombrich
                            ----------------------------------------
                            Peter P. Gombrich, Chairman of the Board
                            and Chief Executive Officer

       CERTIFICATE OF CORRECTION FILED TO CORRECT A CERTAIN ERROR IN
         THE CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF
                  SERIES A CONVERTIBLE PREFERRED STOCK OF
                       AMPERSAND MEDICAL CORPORATION
        FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE
                            ON FEBRUARY 13, 2001

        Ampersand Medical Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"),

        DOES HEREBY CERTIFY THAT:

        1.   The name of the Company is Ampersand Medical Corporation.

        2. That a Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock was filed by the Secretary of State of Delaware on February 13, 2001 and that said Certificate requires correction as permitted by Section 103 of the General
   Corporation Law of the State of Delaware.

        3. The inaccuracy or defect of said Certificate to be corrected is as follows: the par value of the Series A Convertible Preferred Stock is designated as $0.01 per share rather than $0.001 per share, as required by the Certificate of Incorporation, filed with the Delaware Secretary of State on December 15, 1998, as amended by the Certificate of Amendment filed with the Delaware Secretary of State on December 22, 1998 and the Certificate of Amendment filed with the Delaware Secretary of State on April 29, 1999.

        4. Article 1 of the Certificate of Designation, Preferences and Rights is corrected to read as follows:

                  (1) DESIGNATION AND NUMBER OF SHARES. 590,197 shares of Preferred Stock are hereby designated as Series A Convertible Preferred Stock, par value $.001 per share (the "Series A Preferred Stock").







   IN WITNESS WHEREOF, Ampersand Medical Corporation has caused this Certificate to be signed by Peter P. Gombrich, its Chairman of the Board and Chief Executive Officer, on this 24th day of May, 2001, and such person hereby affirms under penalty of perjury that this Certificate is the act and deed of Ampersand Medical Corporation and that the facts stated herein are true and correct.

                                 AMPERSAND MEDICAL
                                 CORPORATION


                                 By:  /s/ Peter P. Gombrich
                                      ---------------------------------
                                      Peter P. Gombrich,
                                      Chairman of the Board and
                                      Chief Executive Officer

   /s/ Leonard R. Prange
   ----------------------------
   Leonard R. Prange, Secretary

































                                    - 2 -